UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 18, 2020

ROCKWELL MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-23661	38-3317208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 Hackensack Avenue, Suite 501, Hackensack, New Jersey 07601
(Address of principal executive offices, including zip code)

(248) 960-9009
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each exchange on which registered
Common Stock, par value $0.0001	RMTI	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Rockwell Medical, Inc. (the “Company”) held its annual meeting of stockholders on May 18, 2020 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the amendment and restatement of the Rockwell Medical, Inc. 2018 Long Term Incentive Plan to increase the number of shares of common stock issuable thereunder by 2,900,000 shares (the “Amended 2018 Plan”).
A summary of the material terms of the Amended 2018 Plan is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 20, 2020 and is incorporated herein by reference. That summary is qualified in its entirety by reference to the full text of the Amended 2018 Plan, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the Company's stockholders voted in the following manner with respect to the following proposals:
Proposal One: To elect the two Class II directors, each to serve for a three‑year term expiring at the 2023 annual meeting of stockholders and until his successor has been duly elected and qualified.

	For	Against	Abstain	Broker Non-Votes
John G. Cooper	16,392,889	5,090,701	288,844	35,728,823
Mark H. Ravich	19,210,677	2,350,440	211,317	35,728,823

Proposal Two: To approve, on an advisory basis, the compensation of the Company's named executive officers.

For	Against	Abstain	Broker Non-Votes
18,326,402	3,272,209	173,823	35,728,823

Proposal Three: To ratify the selection of Marcum LLP as the Company’s independent registered public accounting firm for 2020.

For	Against	Abstain
56,172,916	1,132,265	196,076

Proposal Four: To approve the amendment and restatement of the Rockwell Medical, Inc. 2018 Long Term Incentive Plan to increase the number of shares of common stock issuable thereunder by 2,900,000 shares.

For	Against	Abstain	Broker Non-Votes
17,049,273	4,601,905	121,256	35,728,823

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

10.1	Rockwell Medical, Inc. Amended and Restated 2018 Long Term Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL MEDICAL, INC.

Date: May 21, 2020	By:	/s/ Russell Ellison
Russell Ellison
Chief Executive Officer